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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 31, 2003
                Date of Report (Date of earliest event reported)



                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                  0-12050               52-1528581
  (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No.)


                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
              (Address of principal executive offices and zip code)


                                 (949) 425-4110
                         (Registrant's telephone number,
                              including area code)


                                 (949) 425-4586
                         (Registrant's facsimile number,
                              including area code)


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
ITEM  2.     ACQUISITIONS  OR  DISPOSITIONS  OF  ASSETS

Effective as of March 31, 2003, the Registrant acquired all of the capital stock (the ''AMDP Stock'') of Ameritas Managed Dental Plan, Inc., a California dental health maintenance organization ("Dental HMO") (''AMDP''), from its sole stockholder, Ameritas Life Insurance Corp. ("ALIC") pursuant to a Stock Purchase Agreement dated as of January 15, 2003 (the "Agreement") (the ''Transaction''). The Transaction was approved by the California Department of Managed Health Care on March 28, 2003. The Registrant is in the process of merging AMDP into the Registrant's wholly owned subsidiary, SafeGuard Health Plans, Inc., a California corporation ("SafeGuard-California") and a licensee under the Knox-Keene Health Care Service Plan Act of 1975, as amended.

The Registrant paid for the AMDP Stock total consideration of $1,100,000 in cash (the "Purchase Price"). The amount of the Purchase Price paid by the Registrant shall be increased by the amount of the Tangible Net Assets, as of the closing date, which exceed the sum of $605,303, or decreased, by the amount by which the Tangible Net Assets, as of the closing date, were less than $605,303 (the "Adjusted Purchase Price"). Such adjustment shall occur within forty-five (45) days of the closing of the Transaction. For purposes of calculating the Adjusted Purchase Price, "AMDP's Tangible Net Assets" means AMDP's total assets less total liabilities, income tax receivable, and deferred taxes, as such terms are defined under accounting principles generally accepted in the United States of America.

In exchange for the Purchase Price and any adjustment provided for by the Adjusted Purchase Price, the Registrant received all the issued and outstanding shares of AMDP Stock from ALIC, including but not limited to, all the contracts between AMDP, and its providers, clients, brokers and agents, tangible net assets, which include, but are not limited to, all cash and marketable securities owned by AMDP at closing of the Transaction, and all intangible assets and liabilities not specifically retained by ALIC.

The Registrant also agreed to pay ALIC by the twentieth (20th) day of the first full month following the month following the closing date and each of the next fifty-nine (59) consecutive months, a sum equal to ten percent (10%) of the previous month's "AMDP Block of Business." The "AMDP Block of Business" means the monthly revenues collected by the Registrant from individuals or groups enrolled at the time of the closing of the Transaction in an AMDP individual or group Dental HMO contract (1) who remain enrolled in any Registrant or AMDP Dental HMO plan after the closing date; or (2) who reenroll within twelve (12) months of the Closing Date in any Registrant or AMDP Dental HMO plan.

The Registrant also entered into a five (5) year Marketing Services Agreement (the "MSA") whereby ALIC will provide marketing services in support of the products offered by SafeGuard-California which shall be offered to ALIC's other clients in California in connection with indemnity/preferred provider organization dental products offered by ALIC.

The parties also agreed that ALIC will not, within a five (5) year period immediately following the closing date of the Transaction, have any ownership interest in any corporation or entity that provides or arranges for the provision of Dental HMO benefits in California.

AMDP was a wholly owned subsidiary of ALIC, and operated a Dental HMO in six (6) southern counties of the State of California, through a network of approximately 1,100 licensed dentists. The Transaction and subsequent merger of AMDP will result in the transfer of approximately 29,000 Dental HMO members to SafeGuard-California.

The description of the Transaction contained in this Current Report on Form 8-K is qualified in its entirety by reference to the provisions of the Stock Purchase Agreement, without exhibits, filed as Exhibit 10.42 to this Current Report on Form 8-K (1) (2). A copy of the Press Release, dated March 31, 2003, issued in connection with this Transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K.


_______________________________

(1) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the Securities and Exchange Commission upon request.

(2) Incorporated by reference herein and disclosed and filed as Exhibit 10.34 to the Company's Current Report on Form 8-K filed as of January 15, 2003.


                                      * * *




                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)     FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED

          Not required in this Transaction.

     (c)     PRO  FORMA  FINANCIAL  INFORMATION

          Not required in this Transaction.

     (d)     EXHIBITS

     EXHIBIT  NO.        DESCRIPTION
     ------------        -----------

         10.41 Stock Purchase Agreement, without Exhibits, dated as of January 15, 2003, by and between the Registrant and Ameritas Life Insurance Corp. is filed herewith. (1)
                         (2)

         99.1 Press Release, dated March 31, 2003 regarding this Acquisition, is filed herewith.


_______________________________

(1) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the Securities and Exchange Commission upon request.

(2) Incorporated by reference herein and disclosed and filed as Exhibit 10.34 to the Company's Current Report on Form 8-K filed as of January 15, 2003.


                                      * * *




                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SAFEGUARD HEALTH ENTERPRISES, INC.



Date: April 4, 2003         By: /s/ Dennis L. Gates
                               -------------------------------------------------
                               DENNIS L. GATES
                               Senior Vice President and Chief Financial Officer



Date: April 4, 2003         By: /s/ Ronald I. Brendzel
                               -------------------------------------------------
                               RONALD I. BRENDZEL
                               Senior Vice President and Secretary

                                INDEX TO EXHIBITS


     EXHIBIT  NO.        DESCRIPTION
     ------------        -----------

         10.41 Stock Purchase Agreement, without Exhibits, dated as of January 15, 2003, by and between the Registrant and Ameritas Life Insurance Corp. is filed herewith. (1)
                         (2)

         99.1 Press Release, dated March 31, 2003 regarding this Acquisition, is filed herewith.




______________________________

(1) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the Securities and Exchange Commission upon request.

(2) Incorporated by reference herein and disclosed and filed as Exhibit 10.34 to the Company's Current Report on Form 8-K filed as of January 15, 2003.


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